UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2014 (November 4, 2014)

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

Attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 99.1 is supplemental information provided by Monogram Residential Trust, Inc. (which is referred to herein as the “Company,” “we,” “our” or “us”) for the third quarter of 2014. Additionally, the Company has posted a copy of this supplemental information on its website at www.monogramres.com.

The information in this Item 2.02 of this Form 8-K and the attached Exhibit 99.1 are furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended (the “Securities Act”) or the Exchange Act.

Item 7.01                                           Regulation FD Disclosure.

Attached to this Form 8-K as Exhibits 99.2, 99.3 and 99.4, are copies of a press release, investor letter, and frequently asked questions, respectively, issued by the Company on November 10, 2014 announcing the Company’s expectation to list its common stock on the New York Stock Exchange under the ticker symbol “MORE” on or about November 21, 2014, with completion of the expected listing subject to certain conditions.  A copy of the materials the Company intends to present in investor presentations beginning November 10, 2014  is attached to this Form 8-K as Exhibit 99.5 and is available on the Company’s website at www.monogramres.com.

The information in this Item 7.01 and the attached Exhibits 99.2, 99.3, 99.4 and 99.5 are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01                                           Other Events.

Tender Offer

In conjunction with the expected NYSE listing on or about November 21, 2014, the Company also announced today that it expects to commence a modified “Dutch Auction” tender offer (subject to all appropriate filings with the Securities and Exchange Commission) to purchase approximately $100 million in value of its shares of common stock. The Company expects to allow stockholders to tender all or a portion of their shares, but if the tender offer is oversubscribed, shares will be accepted on a prorated basis. The Company anticipates funding the expected tender offer and all related fees and expenses with available cash and/or borrowings available under its existing credit facility.  Tender offer documents with information about this expected tender offer, including detailed instructions on how to tender shares will be published and mailed to all stockholders of record when the tender offer commences.

Redemption of Fractional Shares

On November 4, 2014, the Company’s board of directors approved the redemption of all fractional shares of the Company’s common stock outstanding as of the close of business on November 5, 2014 (the “Fractional Share Record Date”).  Stockholders holding any such fractional shares on the Fractional Share Record Date received a cash payment equal to the fractional share held by such stockholder multiplied by $10.41 (which amount is the Company’s estimated value per share as of August 12, 2014). The fractional share payments were remitted to the stockholders on or about November 6, 2014.  For important information regarding the methodologies, assumptions and limitations of this estimated per share value, please see Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014, filed with the SEC on August 14, 2014 and available at www.sec.gov and at the Company’s website at www.monogramres.com.

Termination of Distribution Reinvestment Plan and Share Redemption Program

On November 4, 2014, in contemplation of the expected listing, the Company’s board of directors terminated the Company’s distribution reinvestment plan (the “DRP”), effective November 20, 2014, and terminated the Company’s share redemption program (the “SRP”) effective November 10, 2014. The Board had previously suspended the DRP and the SRP.

Distribution

The Company’s board of directors authorized a distribution in the amount of $0.075 per share on all outstanding shares of common stock of the Company. The distribution is payable on January 5, 2015 to stockholders of record at the close of business on December 29, 2014.

Important Information

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that the Company intends to distribute to its stockholders and file with the Securities and Exchange Commission (the “SEC”). The full details of the tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will distribute to stockholders and file with the SEC upon commencement of the tender offer. Stockholders are urged to read the offer to purchase, the letter of transmittal and other related materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that the Company files with the SEC at the SEC’s website at www.sec.gov or by calling the information agent for the contemplated tender offer, who will be identified in the materials filed with the SEC at the commencement of the tender offer. In addition, stockholders may obtain free copies of the Company’s filings with the SEC from the Company’s website at www.monogramres.com.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to the business and financial outlook of Monogram Residential Trust, Inc. that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; our ability to make future distributions; our understanding of our competition; market trends; and projected capital expenditures. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including our ability to complete the listing of our common shares on the NYSE in a timely manner or at all; our ability to complete the tender offer in a timely manner or at all; the price at which shares of our common stock may trade on the NYSE, which may be higher or lower than the purchase price in the tender offer; and other factors described in the Risk Factors section of Monogram Residential Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and in subsequent Quarterly Reports on Form 10-Q. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
99.1	Monogram Residential Trust, Inc. Supplemental Information for the quarter ended September 30, 2014
99.2	Press Release, dated November 10, 2014
99.3	Investor Letter, dated November 10, 2014
99.4	Frequently Asked Questions
99.5	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

November 10, 2014	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monogram Residential Trust, Inc. Supplemental Information for the quarter ended September 30, 2014
99.2	Press Release, dated November 10, 2014
99.3	Investor Letter, dated November 10, 2014
99.4	Frequently Asked Questions
99.5	Investor Presentation